[AMERICAN BEACON FUNDS LOGO]

   Supplement dated December 19, 2008 to the Prospectuses dated March 1, 2008

PlanAhead Class
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As Supplemented on April 18, 2008, May 23, 2008, September 4, 2008,
September 16, 2008, September 19, 2008, September 30, 2008, October 15, 2008 and November 4, 2008

AMR Class
---------
As Supplemented on April 18, 2008, May 23, 2008 and September 16, 2008


Cash Management Class
---------------------
As Supplemented on April 18, 2008, September 16, 2008, September 19, 2008, September 30, 2008 and October 15, 2008


Service Class
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As Supplemented on April 18, 2008, September 4,2008 and September 16, 2008

Institutional Class
-------------------
As Supplemented on April 18, 2008, May 23, 2008,September 4, 2008,
September 16, 2008, September 19,2008, September 30, 2008 and  October 15, 2008

BBH ComSet Class
----------------
As Supplemented on April 18, 2008, September 16, 2008, September 19, 2008, September 30, 2008, October 3, 2008 and October 15, 2008

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The following information supplements the disclosure in the Prospectuses for the above-referenced funds. It should be retained and read in conjunction with the Prospectuses.

Each fund's subsection titled Principal Risk Factors in the section titled About the Funds is hereby supplemented as follows:

RECENT MARKET EVENTS
Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

PlanAhead Class and Cash Management Class
Money Market Fund and U.S. Government Money Market Fund


Institutional Class and BBH ComSet Class
Money Market Fund


Effective December 12, 2008, the PlanAhead Class, Institutional Class, Cash Management Class, and BBH ComSet Class of the Money Market Fund are no longer requiring that redemption requests be satisfied by delivery of cash and in-kind securities.

Each class of the Money Market Fund and U.S. Government Money Market Fund (the "Funds") participated in the U.S. Department of the Treasury's
(the "Treasury") Temporary Guarantee Program for Money Market Funds
(the "Program"), the initial application of which ran through December 18, 2008. On November 24, 2008, the Treasury announced an extension of the Program. The Funds are not participating in the extension period.

Management believes that the Funds and their shareholders would not benefit from continued participation in the Program, in light of the additional expense that the Funds would bear to participate and the fact that the Program's protection applies only to shareholder accounts of record as of the close of business on September 19, 2008. Accordingly, the Funds have not filed the requisite notice with the Treasury to continue their participation in the Program.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE